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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A-1


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): September 30, 1998
                                                  (Amending current report
                                                  Dated August 21, 1998)


                             CYBERGUARD CORPORATION
             (Exact name of Registrant as specified in its charter)


       2000 W. Commercial Blvd., Suite 200, Ft. Lauderdale, Florida 33309
                         (address of principal offices)


                                  954-958-3900
                        (Registrant's telephone number)

Incorporation under the laws of the            Commission File Number             I.R.S. Employer Identification Number

         STATE OF FLORIDA                            0-24544                                 65-0510339



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits


     99.1 Letter, dated September 30, 1998, from KPMG Peat Marwick LLP to the Securities and Exchange Commission.












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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                   CYBERGUARD CORPORATION



                                   By: /s/ Terrence A. Zielinski
                                       -----------------------------
                                       Name: Terrence A. Zielinski
                                       Title: Chief Financial Officer and
                                              Chief Accounting Officer


Dated: September 30, 1998